September 2012
IPAA
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although
the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Corporate Profile
 Shares outstanding(1)……....... 93.3 mm
 Institutional……………….. ~59%
 Insider……………………….. ~13%
 Market cap(2) ……………………... $210
 mm
 Bank debt(1)………………………...   $125
 mm
 PV-10(3)………………………………..     $276mm
(1) As of 6/30/12; production inclusive of Blue Eagle interest
(2) As of 9/17/12
(3) As of 6/30/12 inclusive of Blue Eagle interest and CANAXAS reserves. Uses 6/29/12 strip
(4) Based on mid year reserves and 2Q12 production annualized; inclusive of Blue Eagle
 Proved Reserves(3).…………..... 30.8 mmboe
 % Oil/Liquids……………… ~54%
 % Proved developed….. ~49%
 % Operated PV-10……… ~94%
 Production(1):………………………~4,272boepd
 R/P Ratio(4)…………………………. 19.8x
 2012E CAPEX………………………       $70mm
 NASDAQ: AXAS

Investment Thesis
 ➢ Exposure to “core” acreage in top U.S. oil resource plays
 ➢ Significant exposure to emerging NAM oil resource plays
Premier
Acreage
Value +
Growth
 ➢ Low decline legacy production
 ➢ “Manufacturing” model in repeatable resource plays leads to visible growth
 ➢ Recent neighboring transactions recognize significant unbooked upside
Proven
Operator
 ➢ Company owned rig in Bakken = pad drilling = efficiency gains
 ➢ Deep technical and G&G staff
Oil
Weighted
 ➢ 52% crude oil and liquids weighted(1)
 ➢ Percentage likely to grow meaningfully given capital focus
(1) As of 06/30/12; production inclusive of Blue Eagle interest

Business Plan - 2012 & Beyond
 ▪ FOCUS + DELEVER + GROW
 ▪ ReFOCUS Portfolio and CAPEX on Highest Returning Basins
 ▪ Currently: Williston, Eagleford, PRB, Permian
 ▪ DELEVER: Actively Pursue Divestitures
 ▪ Properties trading above internal assessment of fair value
 ▪ Lack of scale/high margin production
 ▪ Reduce leverage and maintain that profile
 ▪ Target Debt/EBITDA < 2.0x by YE13
 ▪ GROW: The Outcome of Sound Investment Decisions
 ▪ Bakken/TFS:
 ▪ Accelerate with company owned drilling rig
 ▪ Eagleford:
 ▪ Mobilize rig to commence 10 well program

Low Risk Development
Focus On Four Core Positions in Premier Oil Resource Plays Predominately HBP
 ▪ Williston: 20,000+ net acres; Bakken, Three Forks
 ▪ Eagleford: 8,000+ net acres: Eagleford, Buda
 ▪ PRB: 17,000+ net acres; stacked potential
 ▪ Permian: 40,000+ net acres: conventional & stacked pay opportunities
Premier Positions in Emerging Oil Resource Plays
 ▪ Permian: 40,000+ net acres; exposure to numerous emerging plays
 ▪ Canada: 20,000+ net acres; stealth oil play
 ▪ Alberta Basin: 10,000+ net acres
Low Risk Conventional Development
 ▪ Williston Basin: Red River/Duprow
 ▪ Permian Basin: Spires Ranch - hz Strawn
 ▪ Permian Basin: Delaware Basin - dry gas

ND
MT
WY
CO
UT
OK
Proved Reserves (MMBoe)(1):  30.8
• Proved Developed:  49%
• Liquids:   54%
• Operated (by PV10):  94%
Abraxas Petroleum Corporation
Williston:
Bakken / Three Forks
Permian Basin: Midland/Eastern Shelf
Emerging Cline, Wolfcamp
Permian Basin: Conventional
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagleford Shale
High Quality Assets
Alberta
PRB:
Niobrara, Turner
Alberta Basin:
Bakken
Alberta
Permian Basin: Delaware
Emerging Bone Spring, Wolfcamp
(1) Net proved reserves as of June 30, 2012, including AXAS’ share of
Blue Eagle’s proved reserves per the September 2012 dissolution

Reserve / Production Summary
Proved Reserves(1) - 30.8 MMBoe
Production(2) - 4,272 Boepd
(1) Net proved reserves as of June 30, 2012, including AXAS’ share of Blue Eagle’s proved reserves per the September 2012 dissolution and Ward County acquisition
(2) Daily net production for the quarter ended June 30, 2012, including AXAS’ share of Blue Eagle’s production

AXAS Production
(1) Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011, Q1 2012 and Q2 2012)
Oil/NGL %  34%  35% 36%  39% 42% 49%  47%  45% 52%  52%
Production Net to AXAS(1)

2012 Capital Budget
 ▪ Large inventory of drilling locations in unconventional and conventional oil plays
 ▪ Additional inventory of gas projects await higher gas prices (all HBP)
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units; 160 acre spacing assumptions in the Eagle Ford Shale; 3-D identified locations in the
 Niobrara Shale play;
(2) Inclusive of 298 net acre pending acquisition at WyCross
Project Area	Net Acres	Net Unrisked Locations(1)	2012 Drilling Program		2012 Net Capital ($MM)
			Gross	Net
Bakken / Three Forks	20,835	130	29.0	4.8	$34.0
Eagle Ford Shale (2)	8,238	51	3.0	0.75	$6.1
PRB	17,800	54	1.0	1.0	$9.0
Permian Basin	41,131	NA	3.0	3.0	$6.3
Pekisko Fairway	5,760	6	1.0	1.0	$8.9
Alberta Bakken	10,000	-	-	-	-
Other	20,000+	-	-	-	$5.8
Total:	123,764+	241+	37.0	10.6	$70.1

AXAS Hedges
	2012	2013	2014
OIL - weighted average price	$76.00	$86.70	$94.05
% of 2Q Production	~71%	~76%	~51%

NYMEX-based fixed price swaps:

(1) PV10 calculated using strip pricing as of 4/18/12
Acquisition/Dissolution Reserve Adds

Bakken / Three Forks
 Montana  North Dakota
Elkhorn Ranch / Lewis & Clark
2,035 net acres
Mon Dak / Rough Rider
7,010 net acres
Carter
3,200 net acres
Sheridan
2,340 net acres
▪ 109,658 Gross/20,835 Net Acres:
▪ ~100% held by production
▪ Drilling Inventory:
 ▪ 1,280 acre units
 ▪ ~685 gross / 130 net
 ▪ 4 Bakken / 4 Three Forks wells

▪ $34.0 MM budget
▪ Operated
 ▪ Pad-drilling
 ▪ Company owned rig
 ▪ 7 gross (2.74 net)
▪ Non-operated wells
 ▪ 2012 to-date
 ▪ 22 gross (2.03 net)
Stenehjem 27-34 1H - Bakken
North Fork / Nesson
3,540 net acres
Ravin 26-35 1H - TFS
Elm Coulee
440 net acres
Nesson
2,270 net acres

Recent QEP/Helis Transaction
▪ Approximately 5 Miles East of North Fork
▪ Transaction metrics
 ▪ $1.38 bn for 27.6k net acres
 ▪ 10,500 boepd
 ▪ @ $80k/mboepd = $19,600/acre
 ▪ Assumed EUR: 1mmboe
▪ Abraxas North Fork
 ▪ 3,540 net acres
 ▪ 1,280 acre units: 8 B/TF wells
 ▪ Locations: 64 gross (19.7 net)
 ▪ Drilled: 4 gross (1.5 net)
 ▪ Remaining: 60 gross (18.2 net)
 ▪ Assumed EUR: ~500mboe

Bakken / Three Forks
Recent Operated Activity:
 ▪ Ravin 26-35 1H:
 ▪ Cum. production (20 months)
 ▪ 117 MBoe
 ▪ 85% Oil / NGLs
▪Stenehjem 27-34 1H:
 ▪ Cum. production (12 months)
 ▪ 111 MBoe
 ▪ 83% Oil / NGLs
▪Ravin 26-35 2H:
 ▪ Drilled - Waiting on completion
▪Ravin 26-35 3H:
 ▪ Drilled - Waiting on completion
▪Jore Federal 2-11 3H:
 ▪ Drilling lateral
▪Completion Date Scheduled: 10/15/12

North Fork / Nesson
3,540 net acres
2% WI
25% WI
6% WI
76% WI
30% WI
Johnson (B)
AXAS operated wells
    Three Forks  Bakken  Existing
AXAS non-operated wells  location location well
     (Bakken or TF)
Stenehjem (B)
7% WI
50% WI
Ravin (TF)
79% WI
Wiley (B/TF)
Bailey (B/TF)
Lundin (TF)
28% WI
<1% WI
Koeser (B)
Ravin 2H & 3H (B)
Drilled
Lillibridge 1,2,3,4H
Next Pad
Jore Fed 3H
Currently Drilling

Bakken / Three Forks
Significant Long Term Investments:
▪Raven Drilling:
 ▪ 2000 HP walking rig
 ▪ Dedicated AXAS crew
 ▪ Company owned man camp
 ▪ Allows for significant efficiency gains
▪North Fork Water System
 ▪ Will service all North Fork wells
 ▪ Enables AXAS to achieve cost savings via
 centrally located frac pond

Eagleford Shale
▪ Blue Eagle Joint Venture:
 ▪ Dissolved as of September 1, 2012
 ▪ WyCross McMullen County:
 ▪ ~25% working interest
 ▪ 6,139 gross / 999 net(1)
 ▪ Eagleford: Volatile Oil
▪ Nordheim (Sugarkane): DeWitt County
 ▪ 18.6-25% working interest
 ▪ 3,982 Gross / 932 net acres
 ▪ Eagleford: Condensate
▪ Jourdantan: Atascosa County
 ▪ 100% working interest
 ▪ ~4,467 gross / 4,399 net
 ▪ Eagleford/Buda: Oil
▪ Yoakum: DeWitt county
 ▪ 100% working interest
 ▪ 2,097 gross / 1,908 net
 ▪ Eagleford: Dry Gas
▪ Planned Activity:
 ▪ 10 well program
 ▪ Rig identified
▪ Economics:
 ▪ EUR 500mmboe
 ▪ T-Bird cum. (19 Mos): 426mboe
 ▪ $8.1mm D&C
(1) 298 acres pending acquisition

Eagleford Shale - Core Area
WyCross
▪Core of the volatile oil window
▪Locations (assuming 80s)
 ▪ 77 Gross / 19 net
▪Cobra 1H
 ▪ Cum. production (6 months): 109.7 MBoe
 ▪ 93% Oil / NGLs
▪Cobra B 1H
 ▪ Spud October 2012
Nordheim
▪Abuts Sugarkane
▪Locations (assuming 80s)
 ▪ 50 Gross / 12.5 net
▪T Bird 1H
 ▪ Cum. production (19 months): 426 MBoe
 ▪ 50% Oil / NGLs

Campbell
Converse
Niobrara
PRB
Converse / Niobrara Counties, Wyoming
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and Niobrara
 Counties
 ▪ ~2,100 net acres in Campbell County
 ▪ ~90% held by production
▪ Drilling Inventory:
 ▪ 54 net locations (3-D identified)
▪ Historical Activity:
 ▪ 13 wells (2000 - 2011)
  (8 horizontal / 5 vertical)
▪ Recent Activity:
 ▪ Hedgehog State 16-2H (Crossbow)
 ▪ Restricted rate - 400 Boepd
 ▪ > $5.00 per Mcf w/ NGLs
 ▪ 100% working interest
 ▪ Cum (4 months): 60 MBoe
 ▪ 51% Oil / NGLs

Recent Industry Activity:
74 Permits
8 Completions
AXAS Activity:
Hedgehog State 16-2H
(Turner)
Recent Industry Activity:
26 Permits
1 Completion
AXAS Activity:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)
Prairie Falcon 3H (Niobrara)
Recent Industry Activity:
115 Permits
14 Completions

PRB - Hedgehog State 16 - 2H

Permian Basin - Ward County Acq.

▪ Purchase Price… $6.7mm(1)
▪ PDP PV -15……… $6.7mm(2)
 ▪ Assumes 5/1/12 Strip
 ▪ 5/1/12 2012 Strip = $2.29
▪ Production……... 1,440 mcfepd
▪ Reserves……....... 7.613 bcfe
▪ Transaction Metrics
 ▪ Production: $4,650/mcfe/day
 ▪ Reserves: $.88/mcfe
▪ Upside Potential
 ▪ Producing into low pressure line
 ▪ Emerging Horizontal Plays
 ▪ Previously > 20 bcfe booked PUD reserves
 (net to Abraxas’ interest)
(1) Net of purchase price adjustments
(2) PV10 calculated using strip pricing as of 5/1/12

Permian Basin - Spires Ranch

▪ 5,600 Gross/Net Acres
▪ 2012 Activity:
 ▪ 3 gross / net wells
▪ Current Activity:
 ▪ Spires 89-1H
 ▪ Completing
▪ Economics:
 ▪ D&C Cost: $1.8 MM
 ▪ EUR: 145 MBoe
 ▪ 54% Oil / NGLs
AXAS owns 100% working interest in Spires Ranch leasehold
5,600 net acres
Nolan
County
Spires 89-1H

Permian Basin - Emerging Hz
Spires Ranch (Nolan County)
▪Monitoring industry activity
▪Geologic evaluation
▪Logged shales through Spires 89 1H
Millican Reef (Coke County)
▪Monitoring industry activity
▪Geologic evaluation

Permian Basin- Wolfbone

▪ April 2011 TX GLO Lease Sale:
 ▪ $5,295 / acre -
  offsetting AXAS
▪ Offsetting Industry Activity:
 ▪ 3 CWEI-CHK wells -
  offsetting AXAS
▪ Current Activity:
 ▪ Geological evaluation
 ▪ Monitor industry activity
AXAS’ leasehold at Nine Mile Draw (80-100% WI)
Fusselman producers - AXAS operated
Reeves
County
2,886 net acres

Canada - Pekisko + Stealth Play
▪ Pekisko Gross / Net Acres:
 ▪ 5,760 (100% WI)
▪ Pekisko Economics:
 ▪ D&C Cost: $3.5 MM
 ▪ EUR: 150 MBoe
▪ Pekisko Activity:
 ▪ 6 wells on production
▪ Planned Activity:
 ▪ Continue to expand acreage position in
 emerging shale play in central Alberta
 ▪ Post accumulation, actively market for
 JV/sale as a commingled package
Tomahawk
Twining
 Pekisko Trend
Alberta, Canada
?
Stealth Oil Play
Recently Drilled
Neighboring Well in
Stealth Oil Play

Near-Term Drilling Catalysts
(1) Significant downtime during 30 day IP month
(2) Restricted rate

NASDAQ: AXAS